Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	767,523.07
Total Transaction Valuation	5,557,734,000
Total Offset Amount	0
Net Fee	$ 767,523.07